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                                                                    EXHIBIT 23.2

               [LETTERHEAD OF STOCKMAN KAST RYAN & SCRUGGS, PC]


                                April 15, 1997



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (1997 Stock Award Plan), of our report, dated October 10, 1996, on Form 10-KSB for the year ended June 30, 1996, on financial statements of Brown Disc Products Company, Inc.



                                  Very truly yours,

                                  /s/STOCKMAN KAST RYAN & SCRUGGS, PC